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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)   August 13, 2002
                                                   -----------------------------


                              ATLANTIC REALTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


           Maryland                  0-27562                     13-3849655
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(State or other jurisdiction       (Commission                  (I.R.S. Employer
     of incorporation)             File Number)           Identification Number)

747 Third Avenue, New York, NY                                           10017
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  212-702-8561
                                                    ----------------------------

                                      N/A
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          (Former Name or Former Address, if Changed Since Last report)

Item 9. Regulation FD Disclosure.

On August 13, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. Section 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002:

               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 10-Q of Atlantic Realty Trust (the "Company") for the quarterly period ended June 30, 2002 (the "Periodic Report"), I, Joel M. Pashcow, President (Principal Executive Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2002                   /s/ Joel M. Pashcow
                                        ---------------------------------
                                        Joel M. Pashcow
                                        President (Principal Executive Officer)


In connection with the accompanying Periodic Report of the Company, I, Edwin R. Frankel, Executive Vice President, Chief Financial Officer and Secretary of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Periodic Report fully complies with the requirements of
Section 13(a) or 15(d)of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2002                   /s/ Edwin R. Frankel
                                        ---------------------------------
                                        Edwin R. Frankel
                                        Executive Vice President,
                                        Chief Financial Officer and Secretary


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ATLANTIC REALTY TRUST
                                          (Registrant)



Date: August 13, 2002                   /s/ Joel M. Pashcow
                                        ---------------------------------
                                        Name:  Joel M. Pashcow
                                        Title: Chairman and President
                                               (Principal Executive Officer)



Date: August 13, 2002                   /s/ Edwin R. Frankel
                                        ---------------------------------
                                        Name:  Edwin R. Frankel
                                        Title: Executive Vice Persident,
                                               Chief Financial Officer
                                               and Secretary
                                               (Principal Financial and
                                               Accounting Officer)


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